ALPINE EQUITY TRUST
ALPINE SERIES TRUST

SUPPLEMENT DATED JULY 19, 2013
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2013

Effective July 19, 2013, the following language replaces the section of the Prospectus titled “Sales Charge Reduction or Waiver – Class A”:

Sales Charge Reduction or Waiver – Class A

There are several ways you can combine multiple purchases of Class A shares to reduce or eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $25,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to reduce or eliminate the sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, see the SAI or contact your financial intermediary.

Additionally, the sales charge for Class A shares may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage service platforms

These waivers may be discontinued at any time without notice.

Effective July 19, 2013, the following language replaces the section of the Statement of Additional Information titled “Borrowing”:

Borrowing

A Fund may borrow up to 10% of its total assets for investment purposes (which is a practice known as “leverage”). Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal amount of such borrowings will be fixed, a Fund’s net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if such Fund did not use leverage. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used. A Fund may also borrow money from banks and enter into reverse repurchase agreements for temporary, extraordinary or emergency purposes, including to make payments to pay redemptions, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of a Fund’s total assets (measured in each case at the time of borrowing).

Effective July 19, 2013, the following language replaces the section of the Statement of Additional Information titled “Sales Charge Reduction or Waiver”:

Sales Charge Reduction or Waiver

There are several ways you can combine multiple purchases of Class A shares to reduce or eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $25,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to reduce or eliminate the sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, please contact your financial intermediary.

Additionally, the sales charge may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for agent of broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain investment advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage platforms

These waivers may be discontinued at any time without notice.

Please retain this Supplement for future reference.